                         Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, Stanley Salvigsen, a director of Comstock Partners Funds, Inc. (formerly named Comstock Partners Strategy Fund, Inc.), a Maryland corporation (hereinafter called the "Company") does hereby constitute and appoint Charles Minter, Troy Hottenstein and Robert C. Ringstad, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Company to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Company and the offerings of shares by such Company including specifically power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Company and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this day of February 12, 1996.



                                                        /s/ Stanley Salvigsen
                                                       -----------------------
                                                          Stanley Salvigsen

                         Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, Charles Minter, a director of Comstock Partners Funds, Inc. (formerly named Comstock Partners Strategy Fund, Inc.), a Maryland corporation (hereinafter called the "Company") does hereby constitute and appoint Stanley Salvigsen, Troy Hottenstein and Robert C. Ringstad, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Company to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Company and the offerings of shares by such Company including specifically power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Company and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this day of February 12, 1996.



                                                         /s/ Charles Minter
                                                       -----------------------
                                                           Charles Minter

                         Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, Robert M. Smith, a director of Comstock Partners Funds, Inc. (formerly named Comstock Partners Strategy Fund, Inc.), a Maryland corporation (hereinafter called the "Company") does hereby constitute and appoint Stanley Salvigsen, Charles Minter, Troy Hottenstein and Robert C. Ringstad, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Company to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Company and the offerings of shares by such Company including specifically power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Company and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this day of February 12, 1996.



                                                       /s/ Robert M. Smith
                                                      -----------------------
                                                          Robert M. Smith

                         Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, M. Bruce Adelberg, a director of Comstock Partners Funds, Inc. (formerly named Comstock Partners Strategy Fund, Inc.), a Maryland corporation (hereinafter called the "Company") does hereby constitute and appoint Stanley Salvigsen, Charles Minter, Troy Hottenstein and Robert C. Ringstad, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Company to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Company and the offerings of shares by such Company including specifically power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Company and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this day of February 12, 1996.



                                                      /s/ M. Bruce Adelberg
                                                     ------------------------
                                                        M. Bruce Adelberg